Exhibit 10.1
AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of February 26, 2014 between AMERICAN CAPITAL, LTD. (the “Borrower”), the “Lenders” party to the Credit Agreement referred to below and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under the Credit Agreement referred to below.

The Borrower, the “Lenders” and the Administrative Agent, are parties to a Senior Secured Term Loan Credit Agreement dated as of August 22, 2012, as amended by that certain Amendment No. 1 dated as of August 23, 2013 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $450,000,000.

The Borrower and the Lenders wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Amended Terms.

(a)	Section 1.01 of the Credit Agreement shall be amended by amending and restating in their entirety the below definitions as follows:

“Adjusted LIBO Rate” means, for the Interest Period for any Eurocurrency Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate for such Interest Period; provided that, at no time shall the Adjusted LIBO Rate be less than 0.75%.

“Applicable Margin” means, for any day, with respect to any ABR Loan, 1.75%, and in the case of any Eurocurrency Loan, 2.75%.

“Maturity Date” means August 22, 2017.

(b)
Section 2.07(a) shall be amended by deleting the first sentence in its entirety and replacing it with “On each of August 22, 2014, August 21, 2015 and August 22, 2016, the Borrower shall repay the principal of the Loans in an aggregate amount equal to

$4,500,000.” The remainder of Section 2.07(a) of the Credit Agreement shall remain unchanged.

(c)	Section 2.08(d) of the Credit Agreement shall be amended by deleting the date “February 22, 2014” and replacing it with “February 23, 2015.”

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) the representations and warranties set forth in Article III of the Credit Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of or refers to a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in said Article III to “this Agreement” included reference to this Amendment No. 2, except that for purposes of this Section 3(a), the references to “December 31, 2011” in the representations and warranties contained in Sections 3.04(a) and (b) of the Credit Agreement shall be deemed to refer “December 31, 2013” and (b) no Default or Event of Default has occurred and is continuing.

Section 4. Confirmation of Security Documents. The Borrower, by its execution of this Amendment No. 2, for and on behalf of itself and each Obligor, (a) hereby consents to this Amendment No. 2, (b) confirms and ratifies that all of its obligations and the security interests granted by it under each of the Security Documents to which it is a party shall continue in full force and effect in favor of the Collateral Agent for the benefit of the Secured Parties (as defined therein) with respect to the Credit Agreement as amended hereby and (c) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or security interests in any respect.

Section 5. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 and the adjustments to the Commitments set forth in Schedule I attached hereto shall become effective as of the date hereof (the “Amendment No. 2 Effective Date”) upon which each of the following conditions precedent shall be satisfied:

(a)    Execution. The Administrative Agent shall have received counterparts of this Amendment No. 2 executed by the Borrower, the Administrative Agent, the Required Lenders, each of the Lenders party to the Credit Agreement that will have a Commitment or outstanding Loans owing to it immediately after the Amendment No. 2 Effective Date and each Person that will become a Lender in connection with this Amendment No. 2.

(b)    Fees and Expenses. The Administrative Agent shall have received evidence of the payment by the Borrower of all fees payable to the Lenders on the Amendment No. 2 Effective Date that the Borrower has agreed to pay in connection with this Amendment No. 2. The Borrower shall have paid all reasonable and documented expenses (including the reasonable and documented legal fees of Milbank, Tweed, Hadley & McCloy LLP) for which invoices have been presented.

(c)    Corporate Matters. The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Borrower and the authorization of the transactions contemplated hereunder, all in form and substance reasonably satisfactory to the Administrative Agent.

(d)    Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the date hereof and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming the representations and warranties set forth in Section 3 of this Amendment No. 2.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement and the Guarantee and Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

AMERICAN CAPITAL, LTD.

By: /s/ Samuel A. Flax
Name: Samuel A. Flax
Title: Executive Vice President, General Counsel and Secretary

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent

By: /s/ Jack A. Matteis
Name: Jack A. Matteis
Title: Executive Director

LENDERS

JMP Credit Advisor CLO I LTD.,
as a Lender

By: /s/ Ronald J. Banks
Name: Ronald J. Banks
Title: Managing Director

LENDERS

JMP Credit Advisor CLO II LTD.,
as a Lender

By: /s/ Ronald J. Banks
Name: Ronald J. Banks
Title: Managing Director

LENDERS

COA Caerus CLO Ltd.,
as a Lender

By: 3i Debt Management US, LLC,
as Manager

By: /s/ David Nadeau
Name: David Nadeau
Title: Partner

LENDERS

Fraser Sullivan CLO II, Ltd.,
as a Lender

By: 3i Debt Management US, LLC,
as Manager

By: /s/ David Nadeau
Name: David Nadeau
Title: Partner

LENDERS

Octagon Paul Credit Fund Series I, Ltd.,
as a Lender

By: Octagon Credit Investors, LLC,
as Portfolio Manager

By: /s/ Margaret Harvey
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

LENDERS

Octagon Investment Partners XII, Ltd.,
as a Lender

By: Octagon Credit Investors, LLC,
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

LENDERS

Venture XI CLO, Limited.,
as a Lender

By: its investment advisor,
MJX Asset Management, LLC

By: /s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

LENDERS

Black Diamond CLO 2006-1 (Cayman) LTD.,
as a Lender

By: Black Diamond CLO 2006-1 Adviser, L.L.C.,
As its Collateral Manager

By: /s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

LENDERS

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jonathan M. Barnes
Name: Jonathan M. Barnes
Title: Vice President

LENDERS

OZLM Funding, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP,
its Portfolio Manager
By: Och-Ziff Loan Management LLC,
its General Partner

By: /s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

LENDERS

OZLM Funding II, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP,
its Portfolio Manager
By: Och-Ziff Loan Management LLC,
its General Partner

By: /s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

LENDERS

OZLM Funding III, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP,
its Portfolio Manager
By: Och-Ziff Loan Management LLC,
its General Partner

By: /s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

LENDERS

OZLM Funding IV, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP,
its Portfolio Manager
By: Och-Ziff Loan Management LLC,
its General Partner

By: /s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

LENDERS

OZLM Funding V, Ltd.,
as a Lender

By: Och-Ziff Loan Management LP,
its Portfolio Manager
By: Och-Ziff Loan Management LLC,
its General Partner

By: /s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

LENDERS

J.P. Morgan Whitefriars Inc.,
as a Lender

By: /s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney-in-Fact

LENDERS

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Jennifer Thompson
Name: Jennifer Thompson
Title: Authorized Signatory

LENDERS

Flagship CLO VI,
as a Lender

By: Deutsche Investment Management Americas, Inc.,
As Collateral Manager

By: /s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By: /s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

LENDERS

DWS Floating Rate Fund,
as a Lender

By: Deutsche Investment Management Americas, Inc.,
Investment Advisor

By: /s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By: /s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

LENDERS

DB FUNDS – DB FUNDS FLOATING RATE LOANS,
as a Lender

By: Deutsche Investment Management Americas, Inc.,
As Collateral Manager

By: /s/ Eric S. Meyer
Name: Eric S. Meyer
Title: Managing Director

By: /s/ Antonio V. Versaci
Name: Antonio V. Versaci
Title: Director

LENDERS

DUANE STREET CLO III, LTD.,
as a Lender

By: Napier Park Global Capital, LLC,
As Collateral Manager

By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

LENDERS

DUANE STREET CLO IV, LTD.,
as a Lender

By: Napier Park Global Capital, LLC,
As Collateral Manager

By: /s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Director

LENDERS

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund,
as a Lender

By: /s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Deputy Treasurer

LENDERS

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund,
as a Lender

By: /s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Deputy Treasurer

LENDERS

DNSMORE LLC
GENDOS LLC
GENTRACE LLC
GENUNO LLC
NP1 LLC
SILVER ROCK FINANCIAL LLC,
as a Lender

By: /s/ Jeffrey Green
Name: Jeffrey Green
Title: Authorized Signatory

LENDERS

BlueMountain CLO 2011-1 Ltd.,
as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By: /s/ David Finn
Name: David Finn
Title: Operations Analyst

LENDERS

BlueMountain CLO 2012-1 Ltd.,
as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By: /s/ David Finn
Name: David Finn
Title: Operations Analyst

LENDERS

BlueMountain CLO 2012-2 Ltd.,
as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By: /s/ David Finn
Name: David Finn
Title: Operations Analyst

LENDERS

Bluemountain CLO 2013-1 Ltd.,
as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By: /s/ David Finn
Name: David Finn
Title: Operations Analyst

LENDERS

Bluemountain CLO 2013-2 Ltd.,
as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By: /s/ David Finn
Name: David Finn
Title: Operations Analyst

LENDERS

Bluemountain CLO 2013-3 Ltd.,
as a Lender

By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, Its Collateral Manager

By: /s/ David Finn
Name: David Finn
Title: Operations Analyst

LENDERS

LightPoint CLO VII, Ltd.,
as a Lender

By: Neuberger Berman Fixed Income LLC,
as collateral manager

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

Maryland State Retirement and Pension System,
as a Lender

By: Neuberger Berman Fixed Income LLC,
as collateral manager

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

NB Global Floating Rate Income Fund Limited,
as a Lender

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

Neuberger Berman - Floating Rate Income Fund,
as a Lender

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

Neuberger Berman CLO XII, LTD.,
as a Lender

By: Neuberger Berman Fixed Income LLC,
as collateral manager

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

Neuberger Berman CLO XIII, Ltd.,
as a Lender

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

Neuberger Berman CLO XIV, Ltd.,
as a Lender

By: Neuberger Berman Fixed Income LLC,
as collateral manager

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

Neuberger Berman CLO XV, Ltd.,
as a Lender

By: Neuberger Berman Fixed Income LLC,
as collateral manager

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

Neuberger Berman Investment Funds II Plc.,
as a Lender

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

Neuberger Berman Senior Floating Rate Income Fund LLC,
as a Lender

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

Neuberger Berman Strategic Income Fund,
as a Lender

By: /s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

LENDERS

ATRIUM V,
as a Lender

By: Credit Suisse Asset Management, LLC,
as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

ATRIUM VIII,
as a Lender

By: Credit Suisse Asset Management, LLC,
as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

AUSTRALIANSUPER,
as a Lender

By: Credit Suisse Asset Management, LLC,
as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM,
as a Lender

By: Credit Suisse Asset Management, LLC,
as investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD.,
as a Lender

By: Credit Suisse Asset Management, LLC,
as investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only),
as a Lender

By: Credit Suisse Asset Management, LLC,
as investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

Credit Suisse Floating Rate Trust,
as a Lender

By: Credit Suisse Asset Management, LLC,
as its investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

MADISON PARK FUNDING II, LTD.,
as a Lender

By: Credit Suisse Asset Management, LLC,
as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

MADISON PARK FUNDING III, LTD.,
as a Lender

By: Credit Suisse Asset Management, LLC,
as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

MADISON PARK FUNDING IV, LTD.,
as a Lender

By: Credit Suisse Asset Management, LLC,
as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

MADISON PARK FUNDING V, LTD.,
as a Lender

By: Credit Suisse Asset Management, LLC,
as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

MADISON PARK FUNDING VI, LTD.,
as a Lender

By: Credit Suisse Asset Management, LLC,
as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

MADISON PARK FUNDING VII, LTD.,
as a Lender

By: Credit Suisse Asset Management, LLC,
as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

MADISON PARK FUNDING XI, LTD.,
as a Lender

By: Credit Suisse Asset Management, LLC,
as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL,
as a Lender

By: authority delegated to the New Mexico State Investment Office
By: Credit Suisse Asset Management, LLC,
its investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

LENDERS

Hamlet II, Ltd.,
as a Lender

By: Octagon Credit Investors, LLC,
as portfolio manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

LENDERS

Octagon Investment Partners XI, Ltd.,
as a Lender

By: Octagon Credit Investors, LLC,
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

LENDERS

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Lender

By: Octagon Credit Investors, LLC,
as Portfolio Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

LENDERS

Bridgeport CLO II Ltd.,
as a Lender

By: Deerfield Capital Management LLC,
its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

Bridgeport CLO Ltd.,
as a Lender

By: Deerfield Capital Management LLC,
its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

Burr Ridge CLO Plus Ltd.,
as a Lender

By: Deerfield Capital Management LLC,
its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

CIFC Funding 2006-IB, Ltd.,
as a Lender

By: CIFC Asset Management LLC,
its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

CIFC Funding 2011-I, Ltd.,
as a Lender

By: CIFC Asset Management LLC,
its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

CIFC Funding 2012-I, Ltd.,
as a Lender

By: CIFC Asset Management LLC,
its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

ColumbusNova CLO Ltd. 2006-I,
as a Lender

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

ColumbusNova CLO Ltd. 2006-II,
as a Lender

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

ColumbusNova CLO Ltd. 2007-I,
as a Lender

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

Hewitt’s Island CLO V, Ltd.,
as a Lender

By: CypressTree Investment Management, LLC, its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

Marquette Park CLO Ltd.,
as a Lender

By: Deerfield Capital Management LLC,
its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

Primus CLO II, Ltd.,
as a Lender

By: CypressTree Investment Management, LLC, its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

Schiller Park CLO Ltd.,
as a Lender

By: Deerfield Capital Management LLC,
its Collateral Manager

By: /s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Authorized Signatory

LENDERS

Palmer Square CLO 2013-1, Ltd.,
as a Lender

By: Palmer Square Capital Management LLC,
as Portfolio Manager

By: /s/ Douglas E. Campbell
Name: Douglas E. Campbell
Title: Managing Principal

LENDERS

Palmer Square CLO 2013-2, Ltd.,
as a Lender

By: Palmer Square Capital Management LLC,
as Portfolio Manager

By: /s/ Douglas E. Campbell
Name: Douglas E. Campbell
Title: Managing Principal

LENDERS

Kaiser Foundation Hospitals,
as a Lender

consent subject to L+275,
0.75% floor pricing

By: /s/ Frances Polanco
Name: Frances Polanco
Title: Trading Operations Specialist

LENDERS

CSAA Insurance Exchange,
as a Lender

consent subject to L+275,
0.75% floor pricing

By: /s/ Frances Polanco
Name: Frances Polanco
Title: Trading Operations Specialist

LENDERS

Bill and Melinda Gates Foundation Trust,
as a Lender

consent subject to L+275,
0.75% floor pricing

By: /s/ Frances Polanco
Name: Frances Polanco
Title: Trading Operations Specialist

LENDERS

City of New York Group Trust,
as a Lender

consent subject to L+275,
0.75% floor pricing

By: /s/ Frances Polanco
Name: Frances Polanco
Title: Trading Operations Specialist

LENDERS

Mt. Whitney Securities Inc.,
as a Lender

consent subject to L+275,
0.75% floor pricing

By: /s/ Frances Polanco
Name: Frances Polanco
Title: Trading Operations Specialist

LENDERS

Wells Capital Management
23960800,
as a Lender

consent subject to L+275,
0.75% floor pricing

By: /s/ Frances Polanco
Name: Frances Polanco
Title: Trading Operations Specialist

LENDERS

Wells Fargo Advantage Multi-Sector Income Fund,
as a Lender

consent subject to L+275,
0.75% floor pricing

By: /s/ Frances Polanco
Name: Frances Polanco
Title: Trading Operations Specialist

LENDERS

Wells Fargo Floating Rate Loan Fund,
as a Lender

consent subject to L+275,
0.75% floor pricing

By: /s/ Frances Polanco
Name: Frances Polanco
Title: Trading Operations Specialist

LENDERS

Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony),
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Nuveen Floating Rate Income Fund,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Nuveen Floating Rate Income Opportunity Fund,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Nuveen Senior Income Fund,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Nuveen Short Duration Credit Opportunities Fund,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Nuveen Symphony Credit Opportunities Fund,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Nuveen Symphony Floating Rate Income Fund,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Principal Funds Inc, – Diversified Real Estate Fund,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

SSF Trust,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Symphony CLO I, LTD.,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Symphony CLO III, LTD.,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Symphony CLO VII, LTD.,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Symphony CLO X, Ltd.,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

Symphony Senior Loan Fund, L.P.,
as a Lender

By: Symphony Asset Management LLC

By: /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

LENDERS

ALM IV, Ltd.,
as a Lender

By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

ALM V, Ltd.,
as a Lender

By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

ALM VI, Ltd.,
as a Lender

By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

ALM VII, Ltd.,
as a Lender

By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

APOLLO CREDIT FUNDING I LTD.,
as a Lender

By: Apollo Fund Management LLC,
as its Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

CORNERSTONE CLO LTD.,
as a Lender

By: Apollo Debt Advisors LLC,
as its Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

Gulf Stream – Compass CLO 2007, Ltd.,
as a Lender

By: Gulf Stream Asset Management LLC,
as Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

Gulf Stream – Rashinban CLO 2006-I, Ltd.,
as a Lender

By: Gulf Stream Asset Management LLC,
as Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

Gulf Stream – Sextant CLO 2006-1, Ltd.,
as a Lender

By: Gulf Stream Asset Management LLC,
as Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

Gulf Stream – Sextant CLO 2007-1, Ltd.,
as a Lender

By: Gulf Stream Asset Management LLC,
as Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

LENDERS

RAMPART CLO 2006-1 LTD.,
as a Lender

By: Apollo Debt Advisors LLC,
as its Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

LENDERS

RAMPART CLO 2007 Ltd.,
as a Lender

By: Apollo Debt Advisors LLC,
as its Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

LENDERS

STONE TOWER CLO VI LTD.,
as a Lender

By: Apollo Debt Advisors LLC,
as its Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

LENDERS

STONE TOWER CLO VII LTD.,
as a Lender

By: Apollo Debt Advisors LLC,
as its Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

LENDERS

STONE TOWER CLO V LTD.,
as a Lender

By: Apollo Debt Advisors LLC,
as its Collateral Manager

By: /s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

LENDERS

Fraser Sullivan CLO VI Ltd.,
as a Lender

By: 3i Debt Management US, LLC,
as Manager

By: /s/ David Nadeau
Name: David Nadeau
Title: Partner

LENDERS

GoldenTree Loan Opportunities III, Ltd.,
as a Lender

By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

LENDERS

GoldenTree Loan Opportunities IV, Ltd.,
as a Lender

By: GoldenTree Asset Management, LP

By: /s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

LENDERS

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund, L.P., as a Lender

By: /s/ Jeremy Sagi
Name: Jeremy Sagi
Title: Portfolio Manager

LENDERS

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund II, L.P., as a Lender

By: /s/ Jeremy Sagi
Name: Jeremy Sagi
Title: Portfolio Manager

LENDERS

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund, as a Lender

By: /s/ Jeremy Sagi
Name: Jeremy Sagi
Title: Portfolio Manager

LENDERS

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Limited Term High Yield Fund, L.P., as a Lender

By: /s/ Jeremy Sagi
Name: Jeremy Sagi
Title: Portfolio Manager

LENDERS

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Short Duration High Yield Fund, as a Lender

By: /s/ Jeremy Sagi
Name: Jeremy Sagi
Title: Portfolio Manager

LENDERS

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of:
Master SIF SICAV-SIF,
as a Lender

By: /s/ Jeremy Sagi
Name: Jeremy Sagi
Title: Portfolio Manager

LENDERS

AGF FLOATING RATE INCOME FUND,
as a Lender

By: Eaton Vance Management,
as Portfolio Manager

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance CDO VII PLC.,
as a Lender

By: Eaton Vance Management,
as Interim Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance CDO VIII, Ltd.,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance CDO IX, Ltd.,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance CDO X, PLC.,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

DaVinci Reinsurance Ltd.,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance Floating-Rate Income Plus Fund,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance Senior Floating-Rate Trust,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance Floating-Rate Income Trust,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, ,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance Senior Income Trust,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance Short Duration Diversified Income Fund, ,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance Institutional Senior Loan Fund,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance Limited Duration Income Fund,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

GRAYSON & CO.,
as a Lender

By: Boston Management and Research,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

MET INVESTORS SERIES TRUST – MET/EATON VANCE FLOATING RATE PORTFOLIO,
as a Lender

By: Eaton Vance Management,
as Investment Sub-Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Pacific Select Fund Floating Rate Loan Portfolio,
as a Lender

By: Eaton Vance Management,
as Investment Sub-Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Pacific Life Funds-PL Floating Rate Loan Fund,
as a Lender

By: Eaton Vance Management,
as Investment Sub-Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Renaissance Reinsurance Ltd.,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Columbia Funds Variable Series Trust II – Variable Portfolio,
as a Lender

By: Eaton Vance Management,
as Investment Sub-Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Senior Debt Portfolio,
as a Lender

By: Boston Management and Research,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

Eaton Vance VT Floating-Rate Income Fund,
as a Lender

By: Eaton Vance Management,
as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

LENDERS

BlackRock Short Duration High Income Fund,
as a Lender

By: BlackRock Institutional Trust Company, N.A. (BTC)

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: VP – Leveraged Finance Operations Team

LENDERS

Aetna Health Inc.,
as a Lender

By: BlackRock Investment Management, LLC,
Its Investment Manager

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

Aetna Health Management, LLC,
as a Lender

By: BlackRock Investment Management, LLC,
Its Investment Manager

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

Aetna Life Insurance Company,
as a Lender

By: BlackRock Investment Management, LLC,
Its Investment Manager

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BMI CLO I,
as a Lender

By: BlackRock Financial Management, Inc.,
Its Investment Manager

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Corporate High Yield Fund VI, Inc.,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Debt Strategies Fund, Inc.,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Defined Opportunity Credit Trust,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Floating Rate Income Strategies Fund, Inc.,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Floating Rate Income Trust,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Funds II, BlackRock Floating Rate Income Portfolio,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio,
as a Lender

By: BlackRock Advisors, LLC,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio,
as a Lender

By: BlackRock Financial Management, Inc.,
its Registered Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Global Investment Series: Income Strategies Portfolio,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Global Long/Short Credit Fund of BlackRock Funds,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Limited Duration Income Trust,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Secured Credit Portfolio of BlackRock Funds II,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Senior Floating Rate Portfolio,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Senior Income Series IV,
as a Lender

By: BlackRock Financial Management, Inc.,
its Collateral Manager

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

BlackRock Senior Income Series V Limited,
as a Lender

By: BlackRock Financial Management, Inc.,
its Collateral Manager

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

Ironshore Inc.,
as a Lender

By: BlackRock Financial Management, Inc.,
its Investment Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

JPMBI re Blackrock Bankloan Fund,
as a Lender

By: BlackRock Financial Management, Inc.,
as Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

Magnetite VIII, Limited,
as a Lender

By: BlackRock Financial Management, Inc.,
its Collateral Manager

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: VP – Leveraged Finance Operations Team

LENDERS

Permanens Capital Floating Rate Fund LP,
as a Lender

By: BlackRock Financial Management, Inc.,
its Sub-Advisor

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

LENDERS

Strategic Income Opportunities Bond Fund,
as a Lender

By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of Strategic Income Opportunities Bond Fund

By: /s/ Dale J. Fieffe
Name: Dale Fieffe
Title: Authorized Signatory

SCHEDULE I

Schedule of Commitments

[On file with the Administrative Agent]